                                                                  EXHIBIT 10.15


                       REDLINE PERFORMANCE PRODUCTS, INC.



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                      BRIDGE LOAN AND INVESTMENT AGREEMENT

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                                  INSTRUCTIONS

         To purchase a 10% Secured Convertible Subordinated Promissory Note from Redline Performance Products, Inc. please: (i) review the Bridge Loan and Investment Agreement; (ii) complete Section 14 of the Bridge Loan and Investment Agreement regarding accredited investor status; (iii) complete Section 22 of the Bridge Loan and Investment Agreement regarding relationships to brokerage firms;
(iv) complete, sign and date the appropriate signature page (individual subscribers should complete, sign and date the individual signature page; entity subscribers should complete, sign and date the entity signature page) and (v) send your check payable to "Redline Performance Products, Inc." together with the completed Bridge Loan and Investment Agreement and Security Agreement signature page to Redline Performance Products, Inc., 2520 Fortune Way, Vista, California 92083. Information regarding the Bridge Placement may be obtained by contacting Kent Harle, President at (760) 599-1003.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                      BRIDGE LOAN AND INVESTMENT AGREEMENT

         This Bridge Loan and Investment Agreement (the "AGREEMENT"), submitted as of the date set forth on the Signature Page, is between Redline Performance Products, Inc., a Minnesota corporation (the "COMPANY"), and the undersigned investor (the "INVESTOR").

                                    RECITALS

         The Company needs capital to fund its operations. The Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement. Investors may lend up to $500,000 in principal amount to the Company on terms and conditions equivalent to those set forth in this Agreement (the "BRIDGE PLACEMENT").

                                    AGREEMENT

         In consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Investment. The Investor hereby tenders the Investor's check payable to "Redline Performance Products, Inc." in the aggregate dollar amount set forth on the Signature Page to purchase:

         a. a 10% Secured Convertible Subordinated Promissory Note (the "BRIDGE NOTE"), in substantially the form of EXHIBIT A attached to and incorporated into this Agreement, which is convertible into securities of the Company as may be offered to the Investor, or to other potential investors, from time to time (the "CONVERSION SECURITIES"), in the principal dollar amount set forth on the Signature Page and

         b. a warrant (the "BRIDGE WARRANT") in substantially the form of EXHIBIT B attached to and incorporated into this Agreement, to purchase Fifty Thousand (50,000) shares of the Company's $0.01 par value per share common stock (the "COMMON STOCK") for every $100,000 in principal amount of the Bridge Note (the "WARRANT SHARES").

         c. In addition, Kent Harle, William Savage and Chris Rodewald (collectively, the "FOUNDERS'") will collectively sell to each Investor 25,000 shares of the Company's Common Stock currently held by the Founders' (the "FOUNDERS' SHARES"), at a price of $0.01 per share, for every $100,000 in principal dollar amount of the Bridge Notes. One half (50%) of the Founders' Shares will be issued upon closing of this Bridge Placement. The balance of the Founders' Shares will be issued upon conversion of the principal amount of the Bridge Notes into equity securities of the Company. If there is no conversion of the Bridge Note into equity securities of the Company, the right to purchase the remaining one half (50%) of the Founders' Shares will be forfeited.

         d. The Bridge Note is secured by certain collateral of the Company pursuant to a security agreement (the "SECURITY AGREEMENT"), in substantially the form of EXHIBIT C attached to and incorporated into this Agreement.

         e. The information contained in this Agreement is only a summary of the terms and provisions of the Bridge Notes, the Bridge Warrants and the Security Agreement, and is qualified by more detailed information included in the form of Bridge Note, the form of Bridge Warrant and the form of Security


                                       1.

         Agreement. If the terms of this Agreement conflict with the terms of the Bridge Note, the Bridge Warrant or the Security Agreement, the terms of the Bridge Note, the Bridge Warrant and Security Agreement shall control. By execution of this Agreement, the Investor acknowledges that the Company is relying upon the accuracy and completeness of the representations contained in this Agreement in complying with its obligations under applicable securities laws. The Bridge Note, the Bridge Warrant, the Founders' Shares, the Conversion Securities and the Warrant Shares are collectively referred to in this Agreement as the "SECURITIES."

         f. If the Investor purchases a Bridge Note in an amount which is not divisible by $100,000, the Investor shall receive a pro rata number of Founders' Shares and Warrant Shares under the Bridge Note based on the amount of the Bridge Note.

2. Loan/Promissory Note. The Investor agrees, on the terms and subject to the conditions hereinafter set forth, to purchase a Bridge Note in the principal amount set forth on the Signature Page. The Company agrees to issue in the name of the Investor, a Bridge Note.

3. Payment of Principal and Interest. All outstanding principal and accrued interest on the Bridge Notes shall be due and payable by the Company on the date One Hundred Twenty (120) days from the date of original issuance of the Bridge Note (the "MATURITY DATE" or "MATURITY".) The Bridge Note shall accrue interest at the rate of ten percent (10%) per annum, compounded monthly.

4. Subordination. The payment of principal and interest under the Bridge Note is subordinated to the payment by the Company of any amounts due to any bank or other commercial lender pursuant to any existing or future loan. The Investor's rights in any collateral shall also be subordinate to any security interest requested by a bank or other commercial lender providing a loan to the Company in the future. Payment of principal or interest may not be made on the Bridge
Note if the Company is in default, or if the making of any payment would result in a default, with respect to the payment of amounts of any bank or commercial lender debt.

5. Conversion. All of the principal and the accrued interest payable pursuant to each Bridge Note are convertible, at the option of the Investor, into the Conversion Securities at any time during the term of the Bridge Note.

6. Default. The Company shall be in default under this Agreement and under the Bridge Note upon the happening after the date of this Agreement of any nonpayment, when due, of any amount payable to the holder under the Bridge Note. In the event of a default: (a) the holders of Bridge Notes shall have the right, at their option and not subject to demand or notice, to declare all or any part of the Bridge Notes immediately due and payable, and (b) the holders of Bridge Notes may exercise, in addition to the rights and remedies granted in this Agreement, all of the rights and remedies of a holder under the Bridge Note and under applicable law. In addition, upon default, the interest rate of the Bridge Note shall be 15% per annum, which rate shall apply from the date of the original issuance of the Bridge Note.

7. Collateral. The Company will grant the Investors a security interest in the Company's existing and future intellectual property and its tooling, pursuant to a Security Agreement. This security interest in the collateral will also be used to secure up to an additional Six Million Dollars ($6,000,000) in convertible debt which the Company anticipates it will receive on or before November 1, 2001 (the "FUTURE DEBT"). All Investors and Future Debt holders will have a security interest in the collateral on a pari passu basis in proportion to the dollar amount of Future Debt or Bridge Notes held.



                                       2.

8. Bridge Warrant. In conjunction with the purchase of a Bridge Note by the Investor, the Company will issue to the Investor a Bridge Warrant in substantially the form attached to this Agreement as Exhibit B. The Bridge Warrant will entitle the Investor to purchase Fifty Thousand (50,000) shares of Common Stock for every $100,000 in principal amount of the Bridge Notes. If the Investor purchases a Bridge Note in an amount which is not divisible by $100,000, the Investor shall receive a pro rata number of Warrant Shares under the Bridge Note based on the amount of the Bridge Note. The Bridge Warrant will have an exercise price of $1.25 per share and will expire seven (7) years from the date of issuance.

9. Founders' Stock. The Founders' will collectively sell to each Investor 25,000 Founders' Shares for every $100,000 in principal dollar amount of the Bridge Notes. One half (50%) of the Founders' Shares will be issued upon issuance of the Bridge Note. The balance will be issued upon conversion of the principal amount of the Bridge Notes into debt or equity securities of the Company. If there is no conversion of the Bridge Note into debt or equity securities of the Company, the right to purchase the remaining one half (50%) of the Founders' Shares will be forfeited. If the Investor purchases a Bridge Note in an amount which is not divisible by $100,000, the Investor shall receive a pro rata number of Founders' Shares based on the amount of the Bridge Note.

10. Reservation of Shares of Common Stock. The Company shall, during the time that the Bridge Note, the Conversion Securities or the Bridge Warrant remain outstanding, reserve and keep available from its authorized but unissued shares of capital stock, a sufficient number of shares to issue the shares of capital stock issuable upon conversion of the Bridge Notes or exercise of the Bridge Warrants.

11. Transfer Restrictions. The Securities shall be subject to certain restrictions on transfer as identified in this Agreement, the Bridge Note and the Bridge Warrant.

12. Representations and Warranties of the Company. The Company represents and warrants to the Investor the following:

         a. The Company is duly organized, validly existing and in good standing under the laws of the State of Minnesota.

         b. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company. All corporate action necessary to the authorization, issuance, and delivery of the Securities will be taken prior to issuance of the Securities.

13. Representations and Warranties of Investor. The Investor hereby represents and warrants to the Company and its officers, directors, shareholders, employees and agents as follows:

         a. Information About the Company. The Investor has received and reviewed the Company's Confidential Private Placement Memorandum dated March 20, 2001 and Supplement No. 1 thereto dated August 17, 2001, and has obtained all information about the Company as the Investor believes relevant to the decision to purchase the Securities. The Investor has also had the opportunity to ask questions of, and receive answers from, the Company or an agent or a representative of the Company concerning the terms and conditions of the investment and the business and affairs of the Company and to obtain any additional information necessary to verify such information, and the Investor has received such information concerning the Company as the Investor considers necessary or advisable in order to form a decision concerning an investment in the Company.



                                       3.

         b. Forward-Looking Information. The Investor acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in predictions.

         c. No Review by Federal or State Regulators. The Investor understands that this transaction has not been reviewed or approved by the United States Securities and Exchange Commission (the "COMMISSION") or by any state securities or other authority and, because of the small number of persons solicited to invest in the Securities and the private nature of the placement, that all documents, records, and books pertaining to this investment have been made available to the Investor and the Investor's representatives, such as attorneys, accountants and/or purchaser representatives.

         d. High Degree of Risk. The Investor realizes that this investment involves a high degree of risk, including the risk of loss of all investment in the Company.

         e. Ability to Bear the Risk. The Investor is able to bear the economic risk of the investment, including the total loss of such investment.

         f. Appropriate Investment. The Investor believes, in light of the information provided pursuant to Subsection 13(a) above, that investing funds pursuant to the terms of this Agreement is an appropriate and suitable investment for the Investor.

         g. Financial Condition. The Investor's current financial condition is such that (and the Investor expects the Investor's financial condition to be such that in the near future) the Investor does not have any present or contemplated need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

         h. Business Sophistication. The Investor is experienced and knowledgeable in financial and business matters to the extent that the Investor is capable of evaluating the merits and risks of the prospective investment in the Securities. The Investor has obtained, to the extent the Investor deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Securities in light of the Investor's financial condition and investment needs. The Investor has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information and, particularly, the Investor has obtained, and has had the opportunity to obtain, information from the Company as set forth in paragraph 13(a) above.

         i. Residency. The Investor is a resident of the state and country set forth on the Signature Page. The Securities are being purchased by the Investor in the Investor's name solely for the Investor's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

         j. Subscription. The Investor understands that the payment made to the Company will immediately become funds of and may be used by the Company once accepted. The Company is free to reject any subscription in whole or in part not later than the date fifteen (15) days from the date the Investor executes this Agreement. The Investor understands that if the Company determines to reject this subscription, any funds returned to the Investor will be without deduction therefrom or interest thereon.

         k. No General Solicitation. The Investor's purchase of the Securities is not the result of any general solicitation or general advertising, including, but not limited to (i) any advertisement, article, notice or


                                       4.

         other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         l. Legal Age. The Investor, if an individual, is of legal age.

         m. Not Subject to Backup Withholding. The Investor certifies, under penalty of perjury, that the Investor is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: The Investor is subject to backup withholding if: (i) the Investor fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that the Investor furnished an incorrect Social Security Number or Taxpayer Identification Number; (iii) the Investor is notified that it is subject to backup withholding; or (iv) the Investor fails to certify that it is not subject to backup withholding or the Investor fails to certify the Investor's Social Security Number or Taxpayer Identification Number.)

         n. Legal Representation. The Investor understands that: (i) the Company has engaged legal counsel to represent the Company in connection with the offer and sale of securities contemplated herein: (ii) legal counsel engaged by the Company does not represent the Investor or the Investor's interests; and (iii) the Investor is not relying on legal counsel engaged by the Company. The Investor has had the opportunity to engage, and obtain advice from, the Investor's own legal counsel with respect to the investment contemplated herein.

THE INFORMATION REQUESTED IN PARAGRAPH 14 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT OF 1933 AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY, THE COMPANY, THE AGENT AND THEIR RESPECTIVE COUNSEL. The Investor agrees to furnish any additional information which the Company and its counsel deems necessary in order to verify the response set forth below.

14. Accredited Status. The Investor represents and warrants as follows (please INITIAL all applicable items):

         a. INDIVIDUALS:

                  RW (i) The Investor is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less any debt secured by such property.)

                  RW (ii) The Investor is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.


                                       5.

                  RW (iii) The Investor is an individual that had with his or her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

                           (iv) The Investor is a director or executive officer
                  ---      of the Company.

         b. ENTITIES (PLEASE PROVIDE A COPY OF THE ENTITY'S CHARTER DOCUMENTS):

                           (i) The Investor is a (initial one):
                  ---

                                    (A) General Partnership
                                ---
                                    (B) Limited Liability Partnership
                                ---

                                    (C) Limited Partnership
                                ---

                                    (D) Limited Liability Company
                                ---

                                    (E) Corporation
                                ---

                                    (F) Business Trust
                                ---

                                    (G) Other Entity (please
                                --- specify):________________________

                           (ii) The Investor is an entity, and is an "ACCREDITED
                  --- INVESTOR" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "ACT"). This representation is based on the following (initial one or more, as applicable):

                                    (A) The Investor (or, in the case of a
                                --- trust, the Investor trustee) is a bank or
                                    savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

                                    (B) The Investor is a broker/dealer
                                --- registered pursuant to the Securities
                                    Exchange Act of 1934.

                                    (C) The Investor is an insurance company as
                                --- defined in Section 2(13) of the Act.

                                    (D) The Investor is an investment company
                                --- registered under the Investment Company Act
                                    of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

                                    (E) The Investor is a Small Business
                                --- Investment Company licensed by the U.S.
                                    Small Business Administration under Section
                                    301(c) or (d) of the Small Business
                                    Investment Act of 1958.

                                    (F) The Investor is an employee benefit plan
                                --- within the meaning of Title I of the
                                    Employee Retirement Income Security Act of
                                    1974 and either (initial one or more, as applicable):

                                                   (1) The investment decision
                                               --- is made by a plan fiduciary,
                                                   as defined in Section 3(21)
                                                   of such Act, which is either
                                                   a bank, savings and loan
                                                   association, insurance
                                                   company, or registered
                                                   investment adviser.

                                                   (2) The employee benefit plan
                                               --- has total assets in excess of
                                                   $5,000,000.

                                                   (3) The plan is a
                                               --- self-directed plan with
                                                   investment decisions made
                                                   solely by persons who are
                                                   "Accredited Investors" as
                                                   defined under the Act.




                                       6.

                                    (G) The Investor is a private business
                                --- development company as defined in Section
                                    202(a)(22) of the Investment Advisers Act of
                                    1940.

                                    (H) The Investor has total assets in excess
                                --- of $5,000,000, was not formed for the
                                    specific purpose of acquiring shares of the Company and is one or more of the following (initial one or more, as appropriate):

                                                   (1) An organization described
                                               --- in Section 501(c)(3) of the
                                                   Internal Revenue Code.

                                                   (2) A corporation.
                                               ---

                                                   (3) A Massachusetts or
                                               --- similar business trust.

                                                   (4) A partnership.
                                               ---

                                                   (5) A limited liability
                                               --- company.

                                    (I) The Investor is an entity, all of whose
                                --- equity owners are accredited investors.
                                    (PLEASE PROVIDE WRITTEN REPRESENTATION OF
                                    ACCREDITED INVESTOR STATUS FROM EACH EQUITY
                                    OWNER.)

                                    (J) The Investor is a trust with total
                                --- assets exceeding $5,000,000, which was not
                                    formed for the specific purpose of investing in the Company and whose purchase is directed by a person described in Rule 506(b)(2)(ii) under the Act. (IF ONLY THIS ITEM (J) IS CHECKED, PLEASE CONTACT THE COMPANY TO RECEIVE AND COMPLETE AN INFORMATION STATEMENT BEFORE THIS SUBSCRIPTION CAN BE CONSIDERED BY THE COMPANY).

IF YOU HAVE NOT INITIALED ANY OF THE FOREGOING, YOU ARE NOT AN ACCREDITED INVESTOR AND CANNOT PURCHASE ANY SECURITIES.

         IF YOU HAVE INITIALED ANY OF THE FOREGOING, PLEASE PROCEED.

                           (iii) Entities. A REPRESENTATIVE OF AN ENTITY
                       --- INVESTOR MUST INITIAL HERE If the Investor is an
                           entity, the individual(s) signing on behalf of the Investor and the Investor, jointly and severally, agree and certify that this Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed by an authorized representative of the Investor, and is a legal, valid, and binding obligation of the Investor enforceable in accordance with its terms.

15. Investment Purpose in Acquiring the Securities. The Investor and the Company acknowledge that the Securities have not been registered under the Act or applicable state securities laws and that the Securities will be issued to the Investor in reliance on exemptions from the registration requirements of the Act and applicable state securities laws and in reliance on the Investor's and the Company's representations and agreements contained herein. The Investor is acquiring the Securities for the account of the Investor for investment purposes only and not with a view to their resale or distribution. The Investor has no present intention to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Securities. In making these representations, the Investor understands that, in the view of the Commission, exemption of the Securities from the registration requirements of the Act would not be available if, notwithstanding the representations of the Investor, the Investor has in mind merely acquiring the Securities for resale upon the occurrence or non-occurrence of some predetermined event.



                                       7.

16. Compliance with Securities Act. The Investor agrees that if the Securities or any part thereof are sold or distributed in the future, the Investor shall sell or distribute them pursuant to the requirements of the Act and applicable state securities laws. The Investor agrees that the Investor will not transfer any part of the Securities without: (i) obtaining a "no action" letter from the Commission and applicable state securities commissions; (ii) obtaining an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws; or (iii) registration.

17. Restriction on Transfer After a Public Offering. The Investor understands that the Company at a future date may file a registration or offering statement (the "REGISTRATION STATEMENT") with the Commission to facilitate a public offering of its securities. The Investor agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the Investor will not, without the prior written consent of the Company and such underwriter, during the "Lockup Period" as defined herein: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Securities beneficially owned by the Investor during the Lockup Period; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Securities beneficially owned by the Investor during the Lockup Period; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Securities. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "LOCKUP PERIOD" shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's common stock. The Lockup Period shall commence on the effective date of the Registration Statement.

18. Restrictive Legend. The Investor agrees that the Company may place one or more restrictive legends on any certificates evidencing the Securities, including the Conversion Shares, containing substantially the following language:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, transferred, assigned, pledged or otherwise distributed for value unless there is an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or the Company receives an opinion of counsel acceptable to the Company stating that such transaction is exempt from registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and under the applicable state securities laws.

         Sale or other transfer of these securities is further restricted for up to 180 days following an initial public offering of securities of the Company by the terms of a Subscription Agreement, a copy of which is available for inspection at the offices of the Company.

19. Stop Transfer Order. The Investor agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Securities.

20. Knowledge of Restrictions upon Transfer of the Securities. The Investor understands that the Securities are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof, the Investor must bear the economic risk of an investment in the Securities for an


                                       8.

indefinite period of time and may have extremely limited opportunities to dispose of the Securities. The Investor realizes that there will likely be no market for the Securities, and that there are significant restrictions on the transferability thereof.

21. Lack of Availability of Rule 144 Under the Act.

         a. The Investor understands and acknowledges that the Company has no obligation to undertake or complete a public offering of its securities, that even if a public offering is undertaken and successfully completed, the Securities subscribed for hereby will remain subject to the restrictions on transferability described herein, and that even if a public offering is undertaken and completed, the Investor may never be able to sell its Securities pursuant to Rule 144 under the Act. The Investor further understands and acknowledges that the Company currently does not file periodic reports with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, and may not be obligated to file such reports at any time in the future. The Investor also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Securities to be made under the provisions of certain rules respecting "restricted securities," including Rule 144 promulgated under the Act by the Commission. Thus, the Investor has been informed that the Company is not obligated to make publicly available or to provide the Investor with the information required by Rule 144.

         b. The Company shall deliver to each Investor who holds a Bridge Note or Bridge Warrant, as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year and a balance sheet of the Company as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants selected by the Company. The Company shall also deliver to each Investor who holds a Bridge Note or Bridge Warrant within sixty (60) days after the end of each quarter, an unaudited income statement and balance sheet for and as of the end of such quarter. The covenants set forth in this paragraph shall terminate as to each holder of Bridge Notes and Bridge Warrants and be of no further force or effect immediately upon the Company becoming a reporting company under the Securities Exchange Act of 1934. Each recipient of information under this paragraph agrees that any information obtained pursuant to this paragraph will not be disclosed without the prior written consent of the Company.

22. Relationship to Brokerage Firms. (Please answer the following questions by initialing the appropriate response):

         a. [ ] YES RW NO: Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?

         b. [ ] YES RW NO: Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-laws, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?

         c. [ ] YES RW NO: Do you own 5% or more of the voting securities of any brokerage firm?



                                       9.

         d. [ ] YES RW NO: If the Investor is an entity, is any director, officer, partner or 5% owner of the Investor also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm?

         (If you answered YES to any of the foregoing questions, please attach a written explanation or contact the Company to provide additional information before the Investor's subscription can be considered.)

23. Delivery of Bridge Note, Bridge Warrant and Founders' Stock. Upon acceptance of this Agreement by the Company, the Bridge Note, the Bridge Warrant and a portion of the Founders' Shares will be registered in the name of the Investor and will be delivered via certified mail or overnight delivery to the address of the Investor set forth on the Signature Page.

24. Binding Effect. Neither this Agreement nor any interest herein shall be assignable by the Investor without the prior written consent of the Company. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

25. Representations to Survive Delivery. The representations, warranties and agreements of the Company and of the Investor contained in this Agreement will remain operative and in full force and effect and will survive the receipt of funds by the Company, and the issuance to the Investor of the Bridge Notes and Bridge Warrants.

26. Indemnification. The Investor agrees to indemnify the Company, and each current and future officer, director, employee, agent and shareholder of the Company, against and to hold them harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys' fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of the Investor contained in this Agreement, including without limitation any violation or alleged violation of the registration requirements of the Act or applicable state law in connection with any subsequent sale of the Securities or any portion thereof by Investor.

27. Additional Information. If at any time prior to the Company's execution of this Agreement, an adverse change occurs with respect to the Investor such that the information, representations and warranties of the Investor set forth in this Agreement are no longer accurate, the Investor shall immediately notify the Company of the inaccuracy in writing and shall deliver the updated, accurate information to the Company.

28. Miscellaneous Provisions.

         a. Arbitration. Any dispute regarding this Agreement or the Investor's investment in the Company (including without limitation claims pursuant to federal or state securities laws), including any claim which is made against any placement agent or broker-dealer involved in the offer or sale of the Securities, shall be resolved by arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in Minneapolis, Minnesota U.S.A. pursuant to the Rules and Code of Arbitration of the American Arbitration Association, except that if a bona fide claim is made against the Company, and a placement agent or broker-dealer is named in connection with such claim, then such claim shall be brought pursuant to the Rules and Code of Arbitration of the National Association of Securities Dealers, Inc.

         b. Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Minnesota without reference to Minnesota conflict of laws


                                      10.

         provisions. Actions or proceedings litigated in connection with this Agreement, if any, shall be venued exclusively in the state and federal courts located in the County of Hennepin, State of Minnesota.

         c. Successors and Assigns. The representations and warranties made by the Investor in this Agreement are binding on the Investor's successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of the Investor's representations or warranties.

         d. Notice. All notices or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been delivered hereunder: (i) if delivered by hand, when such notice is received from the notifying party; (ii) if transmitted by facsimile or timely delivered to an overnight courier, on the next business day following the day so transmitted or delivered; or (iii) if delivered by mail, on the third business day following the date such notice or other communication is deposited in the U.S. Mail for delivery by certified or registered mail addressed to the other party, or when actually received, whichever occurs earlier.

         e. Counterparts. This Agreement may be executed by the Company and by the Investor in separate counterparts, each of which shall be deemed an original.

         f. Acceptance. This Agreement is not binding on the Company until accepted in writing by an authorized officer of the Company.

                            (signature page follows)





                                      11.

                            INDIVIDUAL SIGNATURE PAGE

         All individual Investors must complete and sign this page. If the individual is investing through an Individual Retirement Account, then both the individual investor and the IRA Custodian must sign this page. Total payment to be made now is the amount on line 7. Where the Bridge Notes and Bridge Warrants are to be held in joint tenancy or tenancy in common, BOTH PARTIES MUST SIGN AND BOTH SOCIAL SECURITY NUMBERS SHOULD BE INDICATED.

1.   Investor Name(s) (please print): Robert W. Wyatt

2.   Social Security Number(s):
                                -----------------------------------------------

3. Form of Ownership (e.g., individual, joint, tenants in common, community property): Individual

4.   Residence Address: 3333 Avienda Hacienda

5.   Mailing Address: Escondido CA 92029

6.   Home: Tel. No. (760) 746-1090;              Facsimile No. (   )
                                                                ---  ----------

7.   Business: Tel. No. (619) 295-6100;          Facsimile No. (619) 295-6300

8.   Principal Amount of Bridge Note: $100,000

INVESTOR SIGNATURE:  /s/ Robert W. Wyatt, Jr.   SECOND SIGNATURE:
                                                                 --------------
Date of Signature:  10/1/01           Date of Signature:
                                                         ----------------------

IRA CUSTODIAN SIGNATURE (If applicable)
                                       ----------------------------------------


By (print name):
                ------------------------------------------
                            IRA Custodian
Date:
      ----------------------------------------------------

ACCEPTANCE:

REDLINE PERFORMANCE PRODUCTS, INC. hereby executes this Agreement as of the date set forth below.


By:   /s/ Kent Harle
      Kent Harle, President
Dated:  10/01/010

PLEASE RETURN THIS BRIDGE LOAN AND INVESTMENT AGREEMENT AND PAYMENT TO:

Redline Performance Products, Inc.
2520 Fortune Way
Vista, California  92083
Attn:  President

                                      12.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE BORROWER HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE BORROWER.

SALE OR OTHER TRANSFER OF THIS PROMISSORY NOTE OR THE SHARES OF CAPITAL STOCK ISSUABLE UPON CONVERSION OF THE OUTSTANDING PRINCIPAL AMOUNT OF THIS PROMISSORY
NOTE IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE BORROWER BY THE TERMS OF A LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE BORROWER.

                       REDLINE PERFORMANCE PRODUCTS, INC.

              10% SECURED CONVERTIBLE SUBORDINATED PROMISSORY NOTE



$100,000.00                                                     October 1, 2001
Note No.: RB-2                                                Vista, California

         FOR VALUE RECEIVED, the undersigned, Redline Performance Products, Inc., organized and existing under the laws of the State of Minnesota, whose mailing address is 2520 Fortune Way, Vista, California 92083, and its successors and assigns (the "BORROWER"), for value received, hereby unconditionally promises to pay to the order of Robert W. Wyatt, individual, resident of the State of California, having a mailing address of 3333 Avienda Hacienda, Escondido, California 92029, and the successors and assigns (the "LENDER"), at such place as may be designated from time to time by the Lender, the principal sum of One Hundred Thousand and 00/100 Dollars ($100,000.00), together with accrued interest thereon, at the rate of ten percent (10%) per annum, compounded monthly, at or before 5:00 p.m. Vista, California time on the date one hundred twenty (120) days after the date of this Note ("MATURITY DATE"). This promissory note (the "BRIDGE NOTE") is being issued in connection with a placement of Bridge Notes and warrants to purchase shares of the Borrower's common stock (the "BRIDGE WARRANT") being conducted by the Borrower to raise up to $500,000 pursuant to the terms of a Bridge Loan and Investment Agreement. This Bridge Note and the Lender are entitled to all the benefits provided for in the Bridge Loan and Investment Agreement, pursuant to which this indebtedness was incurred and is to be repaid. The provisions of the Bridge Loan and Investment Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

1. Payment. All outstanding principal and accrued interest on this Bridge Note shall be due and payable on or before the Maturity Date. All payments under this Section shall be made by check mailed by the Borrower to the address of the Lender set forth above. Interest on the unpaid principal balance of this Bridge Note shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. If the Borrower fails to pay all amounts outstanding under this Bridge Note on the Maturity Date, the rate of interest under this Bridge Note shall be increased to fifteen percent (15%) per annum and shall accrue from the date of this Bridge Note until payment in full of all amounts due under this Bridge Note.

2. Subordination; Security. The term "SENIOR INDEBTEDNESS" shall mean all principal of (and premium of, if any) and unpaid interest on all indebtedness of the Borrower, and with respect to which the Borrower is a guarantor (but excluding indebtedness guaranteed solely for the benefit of officers, directors, employees or consultants of the Borrower), and except as provided to the contrary herein, regardless of whether incurred on, before or after the date of this Bridge Note: (i) for money borrowed from any bank, insurance company, or other lending institution regularly engaged in the business of lending money, whether or not secured; and (ii) in connection with any deferral, renewal or extension of any indebtedness described in (i) above or any debentures, notes, or other evidence of the Borrower's indebtedness issued in exchange for indebtedness described in (i) above. The Borrower covenants and agrees and the Lender, by acceptance hereof, covenants, expressly for the benefit of the present and future holders of Senior Indebtedness, that the payment of the principal and the interest on this Bridge Note is expressly subordinated in right of payment to the payment in full of all principal and interest of Senior Indebtedness of the Borrower. Notwithstanding the foregoing, payment of principal or interest may be made hereunder unless the Borrower is in default, or if the making of any payment hereunder would result in a default, with respect to the payment of amounts of any Senior Indebtedness. Borrower's repayment of all amounts outstanding under this Bridge Note shall be secured as provided in that certain Security Agreement by and among Borrower and Lender.

3. Conversion. At the election of the Lender, all of the principal and accrued interest payable pursuant to this Bridge Note may be converted into debt or equity securities of the Borrower as may be offered to the Lender, or to other potential lenders or investors of the Borrower, after the date of this Bridge Note (the "CONVERSION SECURITIES"). The conversion price shall be the price at which the Borrower is selling debt or equity securities to lenders or investors or, if no such sales are taking place, the conversion price shall be the most recent fair market price at which the Borrower has sold shares of common stock or granted rights to purchase shares of common stock. Upon conversion the Lender shall surrender this Bridge Note at the principal office of the Borrower. The conversion shall be deemed to have been made at the close of business on the date the Lender surrenders the Bridge Note at the principal office of the Borrower. No fractional shares will be issued in connection with any conversion of this Bridge Note. In lieu of any fractional share which would otherwise be issuable, the Borrower shall pay cash. The conversion price shall be appropriately adjusted in the event of any stock split, recapitalization or similar transaction.

4. Compliance with Securities Laws and Other Transfer Restrictions.

         a. The Lender, by acceptance hereof, agrees, represents and warrants that this Bridge Note and the Conversion Securities which may be issued upon exercise hereof are being acquired for investment, that the Lender has no present intention to resell or otherwise dispose of all or any part of this Bridge Note or any Conversion Securities, and that the Lender will not offer, sell or otherwise dispose of all or any part of this Bridge Note or any Conversion Securities except under circumstances which will not result in a violation of the Securities Act of 1933 or applicable state securities laws. The Borrower may condition any transfer, sale, pledge, assignment or other disposition on the receipt, from the party to whom this Bridge Note is to be so transferred or to whom Conversion Securities are to be issued or so transferred, of any representations and agreements requested by the Borrower in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon conversion of this Bridge Note, the Lender shall, if requested by the Borrower, confirm in writing Lender's investment purpose and acceptance of the restrictions on transfer of the Conversion Securities, as well as any representations and agreements requested by the Borrower in order to permit the issuance of Conversion Securities to be made pursuant to exemptions from registration under federal and applicable state securities laws.

         b. If the Borrower conducts an Initial Public Offering of its Common Stock, the Lender shall not, without the prior written consent of the Borrower and the managing underwriter in such offering: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of the Bridge Note or Conversion Securities; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any right to purchase the Bridge Note or Conversion Securities; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to the Bridge Note or Conversion Securities. Such restrictions shall be effective for a period of time equal to the period during which the managing underwriter imposes such transfer restrictions on the Borrower's officers and directors; provided, that in no event shall the restricted period applicable to a Lender exceed one hundred eighty (180) days after effectiveness of the Borrower's registration statement filed under the Act with the Securities and Exchange Commission with respect to such offering.

         c. In the event the Lender desires to transfer this Bridge Note, the Lender shall provide the Borrower with a Form of Assignment, in the form attached hereto describing the manner of such transfer, and an opinion of counsel (reasonably acceptable to the Borrower) that the proposed transfer may be effected without registration or qualification under applicable securities laws, whereupon such Lender shall be entitled to transfer this Bridge Note in accordance with the notice delivered by the Lender to the Borrower. If, in the opinion of the counsel referred to in this Subsection, the proposed transfer or disposition described in the written notice given may not be effected without registration or qualification of this Bridge Note, the Borrower shall give written notice thereof to the Lender, and the Lender will limit its activities in respect to such proposed transfer or disposition as, in the opinion of such counsel, are permitted by law.

         d. The Borrower may place one or more restrictive legends on the certificates representing the Conversion Securities which set forth the restrictions contained herein, and may further place a "stop transfer" restriction in the Borrower's books and records with respect to the Bridge Note and any Conversion Securities. The restrictions set forth in this Bridge Note shall be binding upon any Lender, donee, assignee or transferee of the Bridge Note or the Conversion Securities.

5. Rights as Shareholder. Until one or more stock certificates representing the Conversion Securities issuable upon conversion of this Bridge Note are issued (as evidenced by the appropriate entry on the books of the Borrower or of a duly authorized transfer agent of the Borrower), no right to vote or receive dividends or any other rights as a shareholder of the Borrower shall exist, notwithstanding conversion of the Bridge Note. No such stock certificates will be issued until the Bridge Note and all other documents and information requested by the Borrower are delivered to the Borrower.

6. Miscellaneous Provisions.

         a. No amendment hereunder shall be effective unless in writing signed by the Borrower and the Lender and no waiver hereunder shall be effective unless in writing, signed by the party to be charged. Neither the failure on the part of the Lender in exercising any right or remedy, nor any single or partial exercise of any other right or remedy, shall operate as a waiver. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options hereunder at that time or at any subsequent time.

         b. The Borrower hereby waives diligence, presentment, demand for payment, notice of dishonor, notice of non-payment, protest, notice of protest, and any and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Bridge Note.

         c. The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Borrower and Lender. This Bridge Note shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to such state's choice of law principles.

         d. No recourse for the payment of the principal of or any interest on this Bridge Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Borrower in any Bridge Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director as such, past, present or future, of the Borrower or of any successor corporation either directly or through the Borrower or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         e. The Borrower covenants that all Conversion Securities that may be issued upon the conversion of this Bridge Note, if equity, will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of the Borrower's capital stock.

         f. Upon receipt by the Borrower of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Bridge Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Borrower of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Bridge Note, if mutilated, the Borrower will make and deliver a new Bridge Note of like tenor and dates as of such cancellation, in lieu of this Bridge Note.

         g. This Bridge Note has been issued pursuant to and is subject to the terms and provisions of that certain Bridge Loan and Investment Agreement of even date herewith between the Borrower and the Lender, the terms and provisions of which are incorporated herein by reference with the same force and effect as if fully set forth herein. To the extent the terms of the Bridge Note and the Bridge Loan and Investment Agreement are inconsistent, the terms of this Bridge Note shall control.

         h. All notices and other communications shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Borrower in writing by the last Lender of this Bridge Note who shall have furnished an address to the Borrower in writing. Delivery shall be deemed to have occurred on the date three
         (3) days after depositing the notice in the U.S. mail or one (1) day after delivery of such notice to a reputable overnight delivery service.

         IN WITNESS WHEREOF, the Borrower has caused this Bridge Note to be executed by its authorized representative, who certifies that he has all necessary authority on behalf of the Borrower to execute this Bridge Note and bind the Borrower to the terms hereof.

                                                REDLINE PERFORMANCE
                                                PRODUCTS, INC.



                                                By:  /s/ Kent Harle
                                                     Kent Harle
                                                     Its:  President

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this 10% Secured Convertible Promissory Note (the "BRIDGE NOTE") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Bridge Note as set forth below:



      NAME OF ASSIGNEE                   ADDRESS               PRINCIPAL AMOUNT OF NOTE









and does hereby irrevocably constitute and appoint _________________________ Attorney to make such transfer on the books of REDLINE PERFORMANCE PRODUCTS, INC. maintained for the purpose, with full power of substitution in the premises. The undersigned understands that compliance with the provisions of the Bridge Note is necessary to effect any assignment or transfer.


Dated:                  ,                       Dated:                  ,
       ------------- ---  -----                        ------------- ---  -----

-----------------------------------         -----------------------------------
Signature                                   Second Signature (if necessary)

-----------------------------------         -----------------------------------
Print Name                                  Print Name

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THIS WARRANT OR THE SHARES OF CAPITAL STOCK ISSUABLE UPON EXERCISE HEREOF IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE BORROWER BY THE TERMS OF A LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Void After 5:00 p.m. Vista, California time on October 1, 2008

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Bridge Warrant No. RB-2                                          Shares: 50,000

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, Robert W. Wyatt, an individual, or his registered assigns (the "HOLDER") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time or from time to time prior to the time and date set forth above, Fifty Thousand (50,000) fully paid and non-assessable shares of common stock of the Company (the "COMMON STOCK"). Such shares of Common Stock which may be acquired upon exercise of this Bridge Warrant are referred to as the "SHARES").

         This Bridge Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be One and 25/100 Dollars ($1.25). The purchase price of one Share is referred to herein as the "BRIDGE WARRANT PRICE."

2. Adjustment of Bridge Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Bridge Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Bridge Warrant Price in effect immediately prior to such subdivision shall proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Bridge Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Bridge Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Bridge Warrant and had received upon exercise of this Bridge Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the Bridge Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Bridge Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Bridge Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Bridge Warrant.

5. Covenants of the Company. The Company covenants that during the period this Bridge Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Bridge Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Bridge Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Bridge Warrant. This Bridge Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Bridge Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Bridge Warrant Price in: (a) cash; (b) cashier's check; or (c) bank draft. Upon partial exercise hereof, a new Bridge Warrant or Bridge Warrants containing the same date and provisions as this Bridge Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Bridge Warrant shall not have been exercised. Upon each exercise of this Bridge Warrant the Holder shall exercise this Bridge Warrant and purchase the lesser of 100 Shares and the balance of Shares available for issuance under the Bridge Warrant. A Bridge Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Bridge Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Bridge Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7.       Additional Right to Convert Bridge Warrant.

         a. The holder of this Bridge Warrant shall have the right to require the Company to convert this Bridge Warrant (the "CONVERSION RIGHT") at any time prior to its expiration into shares of Common Stock as provided for in this Section 7. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Bridge Warrant Price) the number of shares of Common Stock ("N") determined based on the formula set forth below.

                  N  =  A - B
                        -----
                          C

                  For purposes of the Conversion Right, "A" is the aggregate Fair Market Value for the Shares immediately prior to the exercise of the Conversion Right, "B" is the aggregate Exercise Price for the Shares in effect immediately prior to the exercise of the Conversion Right, and "C" is the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         b. The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Shares the Holder will purchase pursuant to such conversion and (ii) the name, address and tax identification number of the entity or individual in whose name the Shares are to be issued.

         c. Upon exercise of the Conversion Right, (i) the Holder will surrender the Bridge Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of Shares issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Bridge Warrant representing the number of shares, if any, with respect to which the Bridge Warrant shall not have been exercised.

         d. "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the reported closing price of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting system), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq system, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

8. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Bridge Warrant, by acceptance hereof, agrees, represents and Bridge Warrants that this Bridge Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Bridge Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Bridge Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Bridge Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Bridge Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

9. Subdivision of Bridge Warrant. At the request of the Holder of this Bridge Warrant in connection with a transfer or exercise of a portion of the Bridge Warrant, upon surrender of such Bridge Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor Bridge Warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

10. Loss, Theft, Destruction or Mutilation of Bridge Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Bridge Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Bridge Warrant, if mutilated, the Company will make and deliver a new Bridge Warrant of like tenor and dates as of such cancellation, in lieu of this Bridge Warrant.

11. No Limitation on Corporate Action. No provisions of the Bridge Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Organization, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

12. Miscellaneous. This Bridge Warrant shall be governed by the laws of the State of Minnesota without regard to such state's conflict of laws provisions. The headings in this Bridge Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Bridge Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Bridge Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Bridge Warrant who shall have furnished an address to the Company in writing.


ISSUED this 1st day of October, 2001

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Kent Harle
     Kent Harle, President

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Bridge Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Bridge Warrant, with respect to the number of Shares of Common Stock set forth below.



      NAME OF ASSIGNEE                  ADDRESS                 NUMBER OF SHARES
      ----------------                  -------                 ----------------










and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---

-----------------------------------
Signature

-----------------------------------
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be executed only upon exercise of Bridge Warrant)

         The undersigned registered owner of this Bridge Warrant irrevocably exercises this Bridge Warrant for and purchases _____________________________ of the number of Shares of Common Stock of __________________ purchasable with this Bridge Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Bridge Warrant.



Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number

                                CONVERSION NOTICE

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be signed only upon exercise of conversion right)


         The undersigned, the holder of the within Bridge Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in such Bridge Warrant and to purchase ____________ shares of the Common Stock, of Redline Performance Products. The closing of this conversion shall take place at the offices of the undersigned on ______________________. Certificates for the shares to be delivered at the closing shall be issued in the name of ________________________________________________________________ whose address is _________________________________________.


Dated:                           , 20  .
      ---------------------------    --


---------------------------------------------------------
(Signature must conform in all respects to the name of holder as specified on the face of the Bridge Warrant)



---------------------------------------------------------
(Address)



---------------------------------------------------------
(City, State, Zip Code)

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THIS WARRANT OR THE SHARES OF CAPITAL STOCK ISSUABLE UPON EXERCISE HEREOF IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE BORROWER BY THE TERMS OF A LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Void After 5:00 p.m. Vista, California time on October 01, 2008

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Bridge Warrant No. RB-14                                          Shares: 50,000

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, Robert W. Wyatt, Jr., an individual, or his registered assigns (the "HOLDER") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time or from time to time prior to the time and date set forth above, Fifty Thousand (50,000) fully paid and non-assessable shares of common stock of the Company (the "COMMON STOCK"). Such shares of Common Stock which may be acquired upon exercise of this Bridge Warrant are referred to as the "SHARES").

         This Bridge Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be One and 25/100 Dollars ($1.25). The purchase price of one Share is referred to herein as the "BRIDGE WARRANT PRICE."

2. Adjustment of Bridge Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Bridge Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Bridge Warrant Price in effect immediately prior to such subdivision shall proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Bridge Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Bridge Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Bridge Warrant and had received upon exercise of this Bridge Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the Bridge Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Bridge Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Bridge Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Bridge Warrant.

5. Covenants of the Company. The Company covenants that during the period this Bridge Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Bridge Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Bridge Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Bridge Warrant. This Bridge Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Bridge Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Bridge Warrant Price in: (a) cash; (b) cashier's check; or (c) bank draft. Upon partial exercise hereof, a new Bridge Warrant or Bridge Warrants containing the same date and provisions as this Bridge Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Bridge Warrant shall not have been exercised. Upon each exercise of this Bridge Warrant the Holder shall exercise this Bridge Warrant and purchase the lesser of 100 Shares and the balance of Shares available for issuance under the Bridge Warrant. A Bridge Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Bridge Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Bridge Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7.       Additional Right to Convert Bridge Warrant.

         a. The holder of this Bridge Warrant shall have the right to require the Company to convert this Bridge Warrant (the "CONVERSION RIGHT") at any time prior to its expiration into shares of Common Stock as provided for in this Section 7. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Bridge Warrant Price) the number of shares of Common Stock ("N") determined based on the formula set forth below.

                  N  =  A - B
                        -----
                          C

                  For purposes of the Conversion Right, "A" is the aggregate Fair Market Value for the Shares immediately prior to the exercise of the Conversion Right, "B" is the aggregate Exercise Price for the Shares in effect immediately prior to the exercise of the Conversion Right, and "C" is the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         b. The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Shares the Holder will purchase pursuant to such conversion and (ii) the name, address and tax identification number of the entity or individual in whose name the Shares are to be issued.

         c. Upon exercise of the Conversion Right, (i) the Holder will surrender the Bridge Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of Shares issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Bridge Warrant representing the number of shares, if any, with respect to which the Bridge Warrant shall not have been exercised.

         d. "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the reported closing price of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting system), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq system, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

8. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Bridge Warrant, by acceptance hereof, agrees, represents and Bridge Warrants that this Bridge Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Bridge Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Bridge Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Bridge Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Bridge Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

9. Subdivision of Bridge Warrant. At the request of the Holder of this Bridge Warrant in connection with a transfer or exercise of a portion of the Bridge Warrant, upon surrender of such Bridge Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor Bridge Warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

10. Loss, Theft, Destruction or Mutilation of Bridge Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Bridge Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Bridge Warrant, if mutilated, the Company will make and deliver a new Bridge Warrant of like tenor and dates as of such cancellation, in lieu of this Bridge Warrant.

11. No Limitation on Corporate Action. No provisions of the Bridge Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Organization, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

12. Miscellaneous. This Bridge Warrant shall be governed by the laws of the State of Minnesota without regard to such state's conflict of laws provisions. The headings in this Bridge Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Bridge Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Bridge Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Bridge Warrant who shall have furnished an address to the Company in writing.


ISSUED this 10th day of April, 2002

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Kent Harle
     Kent Harle, President

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Bridge Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Bridge Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                    ADDRESS             NUMBER OF SHARES
      ----------------                    -------             ----------------








and does hereby irrevocably constitute and appoint _________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---

-----------------------------------
Signature

-----------------------------------
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be executed only upon exercise of Bridge Warrant)

         The undersigned registered owner of this Bridge Warrant irrevocably exercises this Bridge Warrant for and purchases _____________________________ of the number of Shares of Common Stock of __________________ purchasable with this Bridge Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Bridge Warrant.



Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number

                                CONVERSION NOTICE

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be signed only upon exercise of conversion right)


         The undersigned, the holder of the within Bridge Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in such Bridge Warrant and to purchase ____________ shares of the Common Stock, of Redline Performance Products. The closing of this conversion shall take place at the offices of the undersigned on ______________________. Certificates for the shares to be delivered at the closing shall be issued in the name of ________________________________________________________________ whose address is _________________________________________.


Dated:                            , 20  .
      ----------------------------    --


---------------------------------------------------------
(Signature must conform in all respects to the name of holder as specified on the face of the Bridge Warrant)



---------------------------------------------------------
(Address)



---------------------------------------------------------
(City, State, Zip Code)

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THIS WARRANT OR THE SHARES OF CAPITAL STOCK ISSUABLE UPON EXERCISE HEREOF IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE BORROWER BY THE TERMS OF A LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

Void After 5:00 p.m. Vista, California time on December 18, 2009

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Bridge Warrant No. RB-25                                          Shares: 20,000

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, Robert W. Wyatt, Jr., an individual, or his registered assigns (the "HOLDER") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time or from time to time prior to the time and date set forth above, Twenty Thousand (20,000) fully paid and non-assessable shares of common stock of the Company (the "COMMON STOCK"). Such shares of Common Stock which may be acquired upon exercise of this Bridge Warrant are referred to as the "SHARES").

         This Bridge Warrant is subject to the following terms and conditions:

1. Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be Three and 75/100 Dollars ($3.75). The purchase price of one Share is referred to herein as the "BRIDGE WARRANT PRICE."

2. Adjustment of Bridge Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Bridge Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a. Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Bridge Warrant Price in effect immediately prior to such subdivision shall proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Bridge Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

         b. Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Bridge Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Bridge Warrant and had received upon exercise of this Bridge Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale, less the amount of the Bridge Warrant Price.

3. No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Bridge Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise as determined in good faith by the Company.

4. No Stockholder Rights. This Bridge Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company prior to exercise of this Bridge Warrant.

5. Covenants of the Company. The Company covenants that during the period this Bridge Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Bridge Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Bridge Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

6. Exercise of Bridge Warrant. This Bridge Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Bridge Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Bridge Warrant Price in: (a) cash; (b) cashier's check; or (c) bank draft. Upon partial exercise hereof, a new Bridge Warrant or Bridge Warrants containing the same date and provisions as this Bridge Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Bridge Warrant shall not have been exercised. Upon each exercise of this Bridge Warrant the Holder shall exercise this Bridge Warrant and purchase the lesser of 100 Shares and the balance of Shares available for issuance under the Bridge Warrant. A Bridge Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Bridge Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Bridge Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided above.

7.       Additional Right to Convert Bridge Warrant.

         a. The holder of this Bridge Warrant shall have the right to require the Company to convert this Bridge Warrant (the "CONVERSION RIGHT") at any time prior to its expiration into shares of Common Stock as provided for in this Section 7. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Bridge Warrant Price) the number of shares of Common Stock ("N") determined based on the formula set forth below.

                  N  =  A - B
                        -----
                          C

                  For purposes of the Conversion Right, "A" is the aggregate Fair Market Value for the Shares immediately prior to the exercise of the Conversion Right, "B" is the aggregate Exercise Price for the Shares in effect immediately prior to the exercise of the Conversion Right, and "C" is the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         b. The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Shares the Holder will purchase pursuant to such conversion and (ii) the name, address and tax identification number of the entity or individual in whose name the Shares are to be issued.

         c. Upon exercise of the Conversion Right, (i) the Holder will surrender the Bridge Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of Shares issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Bridge Warrant representing the number of shares, if any, with respect to which the Bridge Warrant shall not have been exercised.

         d. "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the reported closing price of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting system), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq system, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

8. Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Bridge Warrant, by acceptance hereof, agrees, represents and Bridge Warrants that this Bridge Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Bridge Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Bridge Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT") or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Bridge Warrant is to be so transferred or to whom Shares are to be issued or so transferred, on any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Bridge Warrant, the Holder hereof shall, if requested by the Company, confirm in writing its investment purpose and acceptance of the restrictions on transfer of the Shares.

9. Subdivision of Bridge Warrant. At the request of the Holder of this Bridge Warrant in connection with a transfer or exercise of a portion of the Bridge Warrant, upon surrender of such Bridge Warrant for such purpose to the Company, the Company at its expense (except for any transfer tax payable) will issue and exchange therefor Bridge Warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Paragraph shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Act.

10. Loss, Theft, Destruction or Mutilation of Bridge Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Bridge Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Bridge Warrant, if mutilated, the Company will make and deliver a new Bridge Warrant of like tenor and dates as of such cancellation, in lieu of this Bridge Warrant.

11. No Limitation on Corporate Action. No provisions of the Bridge Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Organization, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

12. Miscellaneous. This Bridge Warrant shall be governed by the laws of the State of Minnesota without regard to such state's conflict of laws provisions. The headings in this Bridge Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Bridge Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Bridge Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Bridge Warrant who shall have furnished an address to the Company in writing.


ISSUED this 18th day of December, 2002

REDLINE PERFORMANCE PRODUCTS, INC.


By:  /s/ Kent Harle
     Kent Harle, CEO

                               FORM OF ASSIGNMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.


         FOR VALUE RECEIVED, the undersigned registered owner of this Bridge Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Bridge Warrant, with respect to the number of Shares of Common Stock set forth below.


      NAME OF ASSIGNEE                    ADDRESS             NUMBER OF SHARES
      ----------------                    -------             ----------------









and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of __________________ maintained for the purpose, with full power of substitution in the premises.


Dated:                  , 20
       ------------- ---    ---

-----------------------------------
Signature

-----------------------------------
Print Name

                                  EXERCISE FORM

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be executed only upon exercise of Bridge Warrant)

         The undersigned registered owner of this Bridge Warrant irrevocably exercises this Bridge Warrant for and purchases _____________________________ of the number of Shares of Common Stock of __________________ purchasable with this Bridge Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Bridge Warrant.



Dated:                       , 20
       ------------------ ---    ---

---------------------------------------
Signature of Registered Owner

---------------------------------------
Street Address

---------------------------------------
City, State, Zip Code

---------------------------------------
IRS Identification Number

                                CONVERSION NOTICE

                       REDLINE PERFORMANCE PRODUCTS, INC.

              (To be signed only upon exercise of conversion right)


         The undersigned, the holder of the within Bridge Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in such Bridge Warrant and to purchase ____________ shares of the Common Stock, of Redline Performance Products. The closing of this conversion shall take place at the offices of the undersigned on ______________________. Certificates for the shares to be delivered at the closing shall be issued in the name of ________________________________________________________________ whose address is _________________________________________.


Dated:                               , 20  .
      -------------------------------    --

---------------------------------------------------------
(Signature must conform in all respects to the name of holder as specified on the face of the Bridge Warrant)



---------------------------------------------------------
(Address)



---------------------------------------------------------
(City, State, Zip Code)

                           AGREEMENT TO DEFER PAYMENTS
                         UNDER PROMISSORY NOTE ISSUED BY
                       REDLINE PERFORMANCE PRODUCTS, INC.

                                December 18, 2002


         Redline Performance Products, Inc. (the "Borrower") previously issued a Secured Convertible Subordinated Promissory Note (the "Note") dated October 1, 2001 to the undersigned lender(s) (the "Lender"), in the principal sum of One Hundred Thousand and 00/100 Dollars ($100,000.00), together with interest on the unpaid principal balance outstanding from time to time at the rate of fifteen percent (15%) per annum. Pursuant to that Note, the Borrower promised to pay the Lender all of the outstanding principal and accrued interest on the Note on or before December 31, 2002.

         For value received, the Lender hereby defers any and all payments of principal and interest due pursuant to the Note until the earlier of (i) the date five (5) business days after the Borrower closes an IPO, as defined below, and (ii) the close of business on June 30, 2003 (each a "Deferral Date").

         The Note provides the Lender the right to convert amounts due pursuant to the Note into other securities of the Borrower. The Lender understands that the Borrower intends to file a registration statement with the Securities and Exchange Commission in December 2002 or January 2003 to facilitate the Borrower's initial public offering of common stock ("IPO"). Any such filing will restrict the Borrower's ability to facilitate the conversion of amounts owed under the Note until closing of an IPO. For value received, the Lender hereby waives the Lender's right to convert amounts owed under the Note during the period beginning on the date the Borrower files a registration statement with the Securities and Exchange Commission in connection with an IPO and ending upon closing of an IPO. Lender understands and agrees that Lender's right to convert amounts due pursuant to the Note shall be limited to the following: (i) prior to Borrower filing a registration statement in connection with an IPO (expected to be on or about December 27, 2002) Lender may convert at a per share price equal to $3.75 and (ii) after closing of the IPO and for a period of not less than five business days thereafter, Lender may convert at a per share price equal to the price of shares sold in the IPO. The Borrower may pay all amounts due under the Note at any time other than the five-day period referenced herein and intends to pay such amounts after closing of the IPO. This paragraph shall be of no force and effect if the Borrower does not make a filing in connection with an IPO.

         In exchange for the deferral and modification to conversion rights set forth herein, the Borrower will issue to the Lender an additional warrant to purchase 10,000 shares of common stock for every $50,000 in principal amount of the Note. The Lender hereby waives any prior default by Borrower under the Note. Except as expressly set forth herein, all of the terms and conditions of the Note shall remain unchanged and shall continue in full force and effect.

         IN WITNESS WHEREOF, the Lender has executed this agreement to defer payments under the Note effective as of the day and year first above written.

If An Individual:                              If an Entity:

Robert W. Wyatt, Jr.                           ---------------------------------
Print Name                                     Print Entity Name

/s/ Robert W. Wyatt, Jr.                       By:
Signature                                          -----------------------------
                                               Its:
                                                    ----------------------------

                               SECURITY AGREEMENT


         This SECURITY AGREEMENT (the "AGREEMENT"), dated September 26, 2001, is entered into by and among REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation ("DEBTOR") and each of the undersigned (individually referred to herein as a "LENDER" and collectively referred to herein as the "LENDERS").

                                    RECITALS

         Debtor has borrowed funds from each of the Lenders pursuant to certain Secured Convertible Promissory Notes in aggregate principal dollar amount of not less than $500,000 (the "BRIDGE NOTES")and/or other debt securities issued by the Debt in an aggregate dollar amount not to exceed $6 million ("FUTURE DEBT SECURITIES"). Debtor is the owner of certain intellectual property and tooling equipment identified below, in which Debtor is granting a security interest to the Lenders.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

1. Definitions. The following terms, as used in this Agreement, have the following meanings:

                  1.1 "AGENT" means the Lender who at the time of an Event of Default has the largest dollar amount of Principal Exposure.

                  1.2 "CODE" means the Minnesota Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

                  1.3 "COLLATERAL" means:

                           (a) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

                           (b) Each of the patents and patent applications which are presently, or in the future may be, owned, issued, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

                           (c) All of Debtor's right, title and interest, in and to the trademarks and trademark registrations listed on EXHIBIT A, attached hereto and incorporated herein by reference, as the same may be updated hereafter from time to time;

                           (d) All of Debtor's right, title, and interest, in and to the patents and patent applications listed on EXHIBIT B, attached hereto and incorporated herein by reference, as the same may be updated hereafter from time to time;

                           (e) All of Debtor's right, title and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Agent for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

                           (f) All of Debtor's right, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of Debtor or in the name of Agent for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

                           (g) All of Debtor's right, title and interest in and to any existing and future copyrights of Debtor;

                           (h) All general intangibles relating to the foregoing;

                           (i) Debtor's tooling equipment listed on EXHIBIT C, attached hereto and incorporated herein by reference: and

                           (j) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

                  1.4 "OBLIGATIONS" means the Debtor's obligations to make payment of all amounts outstanding under the Bridge Notes.

                  1.5 "PRO-RATA SHARE" means with respect to any Lender at any time, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Principal Exposure at such time, and the denominator of which is the aggregate amount of the Principal Exposure of all of the Lenders at such time.

                  1.6 "PRINCIPAL EXPOSURE" means with respect to any Lender at the time of an Event of Default, the amount of outstanding principal and accrued interest under such Lender's Bridge Note at such time.

         2. Grant of Security Interest. Debtor hereby grants to Lenders, a subordinated security interest in all of Debtor's right, title, and interest in and to the Collateral to secure the Obligations.

         3. Representations, Warranties and Covenants. Debtor hereby represents, warrants, and covenants that:

                  3.1 Trademarks; Service Marks; Patents.

                           (a) A true and complete schedule setting forth all federal and state trademark and service mark registrations owned or controlled by Debtor or licensed to Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit A;

                           (b) A true and complete schedule setting forth all patent and patent applications owned or controlled by Debtor or licensed to Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit B;

                  3.2 Validity; Enforceability. To the knowledge of Debtor, each of the patents, service marks and trademarks is valid and enforceable, and Debtor is not presently aware of any past, present, or prospective claim by any third party that any of the patents, service marks or trademarks are invalid or unenforceable, or that the use of any patents, service marks or trademarks violates the rights of any third person, or of any basis for any such claims; and

                  3.3 Title. Except to the extent similar service marks and trademarks may be used by third parties in connection with goods and/or services distinguishable from those provided by Debtor, Debtor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, service marks, service mark registrations, trademarks, and trademark registrations, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, shop rights, and covenants by Debtor not to sue third persons. Debtor represents and warrants that there are no existing security interests in the Debtor's patents, patent applications, service marks, service mark registrations, trademarks, and trademark registrations.

         4. After-Acquired Patent, Copyrights, Service Mark or Trademark Rights. If Debtor shall obtain rights to any new copyrights, service marks, trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Debtor shall give prompt notice in writing to each Lender with respect to any such new service marks, trademarks or patents, or renewal or extension of any service mark or trademark registration. Debtor shall bear any expenses incurred in connection with future patent applications or service mark or trademark registrations.

         5. Events Of Default. Any of the following events shall be an Event of
Default:

                  5.1 Bridge Notes. Debtor's failure to pay all amounts outstanding under the Bridge Notes on or before the Maturity Date (as defined in the Bridge Notes).

                  5.2 Breach. Debtor fails to observe or perform any covenant, condition, or agreement to be observed or performed pursuant to the terms hereof which materially and adversely affects any Lender.

         6. Appointment of Agent. Upon an Event of Default, each of the Lenders hereby designates and appoints the Agent, and each of the Lenders hereby irrevocably authorizes the Agent to take such action on their behalf under the provisions of this Agreement and to exercise such powers as are set forth herein or therein, together with such other powers as are incidental thereto. The Agent agrees to act as such on the express terms and conditions contained in this Agreement. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement. In its capacity as the Lenders' contractual representative, the Agent: (i) does not assume any fiduciary duties to any of the Lenders; and (ii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement. Each of the Lenders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

         7. Specific Remedies. Upon the occurrence of any Event of Default, Agent shall have, in addition to, other rights given by law or in this Agreement or the Bridge Notes, all of the rights and remedies with respect to the Collateral of a secured party under the Code.

         8. Powers and Duties. The Agent shall have and may exercise such powers under this Agreement as are specifically delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action hereunder, except any action specifically required by this Agreement or by the written agreement of the remainder of the Lenders. The Agent shall not take any action which is in conflict with any provisions of applicable law or of this Agreement or any instructions signed by the remainder of the Lenders and agreed to by the Agent.

         9. Authorization to execute Documents. Upon notice from the remaining Lenders, the Agent shall be authorized to and shall execute and deliver such documents or agreements and shall deliver to the Debtor or shall accept delivery from the Debtor of such documents or agreements as are reasonably necessary to carry out the terms of this Agreement after an Event of Default.

         10. Direction. The Agent shall take only such action with respect to the Collateral directed in writing by the remaining Lenders and agreed to by the Agent. Notwithstanding the foregoing, the Agent shall not be obligated to take any such action: (i) which is in conflict with any provisions of applicable law or of this Agreement; or (ii) with respect to which the Agent, in its opinion, shall not have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it as a result of compliance with such direction. Under no circumstances shall the Agent be liable for following the written direction of the remainder of the Lenders.

         11. The Collateral Account. Upon an Event of Default, the Agent shall establish and maintain at its principal office an interest-bearing account that shall be entitled the "Redline Collateral Account." All moneys received by the Agent with respect to Collateral after an Event of Default shall be deposited in the Account and thereafter shall be held, applied and/or disbursed by the Agent in accordance with Section 12 hereof. In no event shall moneys other than proceeds of Collateral (and interest thereon) be deposited in the Collateral Account. The Collateral Account at all times shall be subject to the exclusive dominion and control of the Agent.

         12. Application of Moneys. All moneys held by the Agent in the Collateral Account shall be distributed by the Agent at such times as are agreed to by the remaining Lenders and the Agent as follows:

                           FIRST: To the Agent in an amount equal to the
                  reasonable expenses of the Agent in performing its duties hereunder and that are unpaid as of such date, and to any Lender that has theretofore advanced or paid any such expenses in an amount equal to the amount thereof so advanced or paid by such Lender prior to such date;

                           SECOND: To the Lenders and the Agent in an amount
                  equal to the total amount of the Obligations owed to each Lender and the Agent. In the event the moneys are not equal to or more than the amount of the Obligations owed to each Lender and the Agent, then to the Lenders and the Agent in an amount equal to the Agent's and each remaining Lender's Pro-Rata Share; and

                           THIRD: Any surplus remaining after payment in full in
                  cash of all the Agent's expenses and all of the Obligations shall be paid to the Debtor, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  Notwithstanding the foregoing, except for any surplus under clause THIRD above, the Agent shall not be required (unless agreed to by the remaining Lenders and the Agent) to make a distribution if the balance in the Collateral Account available for distribution is less than $1,000. The Agent shall not be responsible for any Lender's application (or order of application) of payments received by such Lender from the Agent hereunder to the Obligations owing to such Lender.

                  13. Information from Lenders. Each of the Lenders hereby agrees, promptly upon request by the Agent, to provide to the Agent in writing such information regarding the Obligations held by such Lender as may be reasonably required by the Agent at any time to determine such Lender's Pro Rata Share or to calculate distributions to such Lender from the Collateral Account. Each Lender shall notify the Agent in writing promptly following the repayment in full of all Obligations owing to such Lender.

                  14. Limitation on Agent's Duties in Respect of Collateral. Other than the Agent's duties set forth in this Agreement as to the custody of Collateral and the proceeds thereof received by the Agent hereunder and thereunder and the accounting to the Debtor and the Lenders therefore, the Agent shall have no duty to the Debtor or the remaining Lenders with respect to any Collateral in its possession or control or in the possession or control of its agent or nominee, any income thereon, or the preservation of rights against prior parties or any other rights pertaining thereto.

                  15. Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Pro Rata Shares as of the date of any demand by the Agent with respect thereto: (i) for any reasonable expenses incurred by the Agent, on behalf of the remaining Lenders, in connection with the preservation or protection of the Collateral or the validity, perfection or priority of the enforcement of this Agreement against the Debtor; and (ii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement.

                  16. Rights as a Lender. Notwithstanding that the Agent is acting as the Agent hereunder, the Agent in its individual capacity shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not the Agent.

                  17. Successor Agent. The Agent may resign at any time by giving not less than thirty days' prior written notice thereof to the remaining Lenders and the Debtor and the Agent may be removed at any time with or without cause by written notice received by the Agent from the remaining Lenders. Upon any such resignation or removal, the remaining Lenders shall have the right to appoint, on behalf of the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint, on behalf of the Lenders, a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                  18. Choice of Law and Venue. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the state of Minnesota, without giving effect to its conflict of laws principles. The parties agree that all actions or proceedings arising in connection with this agreement shall be tried and litigated only in the state and federal courts located in Hennepin County, Minnesota.

                  19. General Provisions.

                  19.1 Effectiveness. With respect to each Lender, this Agreement shall be binding and deemed effective when executed by such Lender.

                  19.2 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that neither Debtor nor any of the Lenders may assign this Agreement or any rights or duties hereunder without the other party's prior written consent and any prohibited assignment shall be absolutely void.

                  19.3 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

                  19.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  19.5 Amendments in Writing. A writing signed by each Lender and Debtor can only amend this Agreement.

                  19.6 Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                  19.7 Notices. All notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be delivered personally or sent by registered or certified mail, first class postage prepaid, to the business address of the Lenders, as indicated in the Debtor's records, or to the principal office of the Debtor, whichever is applicable.

                  19.8 Termination. This Agreement shall terminate as to a Lender after payment and performance of all Obligations owed to such Lender. At such time such Lender shall execute documents necessary to terminate its security interest granted hereunder. At such time, as the payment and performance of all Obligations of the final Lender have been satisfied, such Lender shall execute and deliver to Debtor a termination of all remaining security interests granted by Debtor hereunder.

                  19.9 Integration. This Agreement reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. In the event of a conflict between the terms of this Agreement and any other agreement or document, the terms of this Agreement shall control.

                  IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date first written above.

                                 Debtor:


                                 REDLINE PERFORMANCE PRODUCTS, INC.
                                 a Minnesota corporation


                                 By: /s/ Kent Harle
                                 Title: President


                                 Lender:


                                 /s/ Robert W. Wyatt, Jr.
                                 Robert W. Wyatt, Jr.

                                   EXHIBIT "A"
                              REGISTERED TRADEMARKS





Trademark                      Registration Date             Registration No.
---------                      -----------------             ----------------

REDLINE SNOWMOBILES            8/15/2000                     2,377,974
REBELLION                      8/21/2001                     2,480,729



                               PENDING TRADEMARKS





Trademark                                             Filing Date                          Serial No.
---------                                             -----------                          ----------
954 REVOLUTION                                        9/24/1999                           75/808,530
CIS                                                   12/13/2000                          76/180,085
R and Design                                          11/2/2000                           76/158,381
INDEPENDENCE                                          11/2/2000                           76/158,407
PATRIOT                                               11/2/2000                           76/158,380
REDLINE                                               11/7/2000                           76/161,294
REVOLT                                                9/24/1999                           75/807,847
T-15                                                  12/13/2000                          76/180,086
R and Design (Canada)                                 5/1/2001                            1,101,415
REDLINE (Canada)                                      5/1/2001                            1,101,416
REVOLT (Canada)                                       5/1/2001                            1,101,417
PATRIOT (Canada)                                      5/1/2001                            1,101,414

                                   EXHIBIT "B"


                                     PATENTS


Patent Description/Title                Issue Date        Patent No.       Name of Inventor
------------------------                ----------        ----------       ----------------

SNOWMOBILE                               7/24/2001         6,283,991        Savage, et al.




                               PATENT APPLICATIONS


Description                       Filing Date       Serial No.    Name of Inventor
-----------                       -----------       ----------    ----------------

SNOWMOBILE SUSPENSION             02/10/2000        09/502,280    Savage et al.

SNOWMOBILE (Canada)               03/14/2000        2,300,342     Savage et al.

SNOWMOBILE DRIVE TRAIN            03/13/2001        09/805,416    Savage et al.

SNOWMOBILE EXHAUST SYSTEM         04/30/2001        09/864,591    Savage et al.

                                   EXHIBIT "C"
                                TOOLING EQUIPMENT


BODY TOOLING:

Hood Panel
Hood Center Section
Seat Base and Foam
Side Pod Left/Right
Taillight
Instrument Panel
Windshield
Pod
Track Cover

CHASSIS:

Main Frame Half Left
Main Frame Half Right
Main Frame Stand Up
All Stamping Tooling for each part needed on main frame
Frame Rail Check Fixtures
Subframe Half Left
Subframe Half Right Subframe Standup
Floor Board Tube Fixture
All Stamping Tooling for each part needed on subframe
All tube notching tooling
Misc Jigs and setup equipment
Front Bumper

SUSPENSION TOOLING:

Upper A-Arm
Lower A-Arm
Upright
Steering Arm
Stamping Tooling for all Parts
Upper Trailing Arm Tooling
Lower Trailing Arm Tooling

OTHER:

Gear Box Casting
WaterPump  - Cover - Impeller